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                                                                   Exhibit 24(b)

                               ARTHUR ANDERSEN LLP



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-17324 on Form S-1 for Hartford Life Insurance Company.


                                                  /s/ Arthur Andersen LLP


Hartford, Connecticut
April 6, 1995